Exhibit 32.1
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Magnitude Information Systems, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2004 (the "Form 10-QSB"), I, Steven D. Rudnik, Chief Executive Officer of the Company, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge, the Company's Form 10-QSB fully complies with the requirements of
Section 13(a) or 15(d) of the Security Exchange Act of 1934 and that the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 12, 2004                      By: /s/ Steven D. Rudnik
                                                  -----------------------------
                                                  Steven D. Rudnik
                                                  President and Chief Executive
                                                  Officer